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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 18, 2001


                      INTEGRATED INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                      29947                   860624332
        --------                      -----                   ---------
     (State or other               (Commission              (IRS Employer
      jurisdiction                File Number)           Identification No.)
    of incorporation)



               1560 W. FOUNTAINHEAD PARKWAY, TEMPE, ARIZONA 85282
               (Address of principal executive offices) (Zip code)




Registrant's telephone number, including area code  (480) 317-8000


                                 Not Applicable
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

      Integrated Information Systems, Inc. (the "Company") previously disclosed its intention to call a special meeting of stockholders to consider the removal of the existing Board of Directors and the election of a new, reduced Board. Since that time, four directors, Daniel Foreman, Keith Walz, Stephen Lindstrom, and Alan Hald have resigned from the Board and, accordingly, the Board of Directors intends to proceed with its Annual Meeting of Shareholders in the second quarter of this year, but is unlikely to call a special meeting in the interim.

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTEGRATED INFORMATION SYSTEMS, INC.



Date: January 26, 2001              By:  /s/ David Wirthlin
                                        ---------------------------------------
                                     David Wirthlin
                                     (Principal Financial Officer and Duly
                                     Authorized Officer)

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